Total Invested Assets and Related Net Investment Income - Cash, Cash Equivalents and Short-term Securities (Details) - CAD CAD in Millions	Dec. 31, 2017	Dec. 31, 2016
Fair Value Measurement [Abstract]
Cash	CAD 1,504	CAD 1,841
Cash equivalents	4,592	4,857
Short-term securities	2,794	1,944
Cash, cash equivalents and short-term securities	8,890	8,642
Less: Bank overdraft, recorded in Other liabilities	140	189
Net cash, cash equivalents and short-term securities	CAD 8,750	CAD 8,453